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                                                                   Exhibit 23.02



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


               As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 22, 1999 (except for certain matters, as to which the date was March 19, 1999) included in the Versant Corportion Form 10-K for the year ended December 31, 1998.


                                             /s/ Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP

San Jose, California
June 14, 1999